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                                                                    EXHIBIT 10.2





                         DELEGATION OF CONTROL AGREEMENT
                                      AMONG
                            KINDER MORGAN G.P., INC.
                          KINDER MORGAN MANAGEMENT, LLC
                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                                       AND
                         KINDER MORGAN CO2 COMPANY, L.P.

         This Delegation of Control Agreement (the "AGREEMENT") dated _____________________, 2001 (the "EFFECTIVE DATE"), is among Kinder Morgan G.P., Inc., a Delaware corporation (the "GENERAL PARTNER"), Kinder Morgan Management, LLC, a Delaware limited liability company ("MANAGEMENT"), Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "MASTER PARTNERSHIP"), Kinder Morgan Operating L.P. "A", a Delaware limited partnership ("OLP "A""), Kinder Morgan Operating L.P. "B", a Delaware limited partnership ("OLP "B""), Kinder Morgan L.P. "C", a Delaware limited partnership ("OLP "C""), Kinder Morgan L.P. "D", a Delaware limited partnership ("OLP "D""), Kinder Morgan CO2 Company, L.P., a Texas limited partnership ("CO2" and together with OLP "A," OLP "B," OLP "C," and OLP "D," the "OPERATING PARTNERSHIPS," and, together with the Master Partnership, the "PARTNERSHIPS"). The General Partner is the sole general partner of the Partnerships.

         Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Master Partnership's Third Amended and Restated Agreement of Limited Partnership (the "MASTER PARTNERSHIP AGREEMENT"). References herein to the Master Partnership Agreement or any limited partnership agreement of an Operating Partnership (an "OPERATING PARTNERSHIP AGREEMENT") in a context that contemplates a future time shall mean the Master Partnership Agreement or an Operating Partnership Agreement (collectively, the "PARTNERSHIP AGREEMENTS") as amended or restated at the applicable time. Management is an "INDEMNITEE" and an "AFFILIATE" of the Partnerships and the General Partner, as each of those terms is defined in Article II of the Master Partnership Agreement and in each of the Operating Partnership Agreements.

                                    RECITALS:

         The Partnerships and the General Partner wish to delegate to Management all the General Partner's power and authority to manage and control the business and affairs of the Partnerships to the fullest extent permitted under the Partnership Agreements and Delaware law, subject to the terms and conditions of this Agreement, and Management wishes to accept such delegation.

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         Section 6.6(c) of the Master Partnership Agreement and Section __ of
each of the Operating Partnership Agreements permit the General Partner to enter into an agreement with Management to render services to the Partnerships and the General Partner in the discharge of the General Partner's duties as general partner to the Partnerships.

         Concurrently with the execution of this Agreement, Management is issuing and selling in an initial public offering (the "OFFERING") its shares representing limited liability company interests in Management (the "LISTED SHARES"), and the Master Partnership is issuing to Management its i-units representing limited partner interests in the Master Partnership.

         Each of the Partnerships wishes to confirm hereby its agreement with the terms of this Agreement relating to the management and control of the Partnership's and the Operating Partnerships' business and affairs and certain other agreements for the benefit of the General Partner, Management, their Affiliates and certain Indemnitees and Indemnified Parties.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Delegation and Related Matters.

                  1.1. Delegation by General Partner to Management. The General Partner hereby irrevocably delegates to Management, to the fullest extent permitted under the Partnership Agreements and Delaware law, all of the General Partner's power and authority to manage and control the business and affairs of the Partnerships (the "MAXIMUM PERMITTED DELEGATION"), subject to termination only in accordance with Section 9 hereof; and all provisions in this Agreement are qualified to the extent required in order for all such provisions to be consistent, now and in the future, with the Maximum Permitted Delegation. The power and authority of the General Partner are set forth in the Partnership Agreements (in particular, in Section 6.1 of each of the Partnership Agreements) and are provided by Delaware law. If the General Partner's power and authority as general partner of any Partnership(s) are modified pursuant to a subsequent amendment or restatement of any of the Partnership Agreements or changes in Delaware law, then the power and authority delegated to Management with respect to such Partnership(s) shall be modified on the same basis.

                  Notwithstanding the foregoing, the General Partner is not hereby withdrawing from the Partnerships as a general partner or otherwise; and the General Partner is retaining all of its Partnership Interests, its Percentage Interests and its rights to profits, losses and distributions from the Partnerships, and none of these are hereby being assigned or transferred by the General Partner to Management.

                  1.2. Continued Responsibility of General Partner. Notwithstanding the General Partner's making the Maximum Permitted Delegation to Management, the General Partner shall remain responsible to the Partnerships for actions taken or omitted by Management within the scope of such delegation as if the General Partner had itself


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         taken or omitted to take any such actions. The General Partner's responsibility to each of the Partnerships is not expanded or limited by this Agreement and shall be in effect to the same extent and on the same terms and conditions as specified in the applicable Partnership Agreement or under Delaware law. Pursuant to Section 6.8(b) of each of the Partnership Agreements, in each case as amended as of the Effective Date, the General Partner is responsible for the misconduct or negligence of Management in performing the Maximum Permitted Delegation but is not responsible for any misconduct or negligence of other agents appointed by the General Partner in good faith. The General Partner shall be entitled to monitor Management's performance under this Agreement. The General Partner shall have the right and power to direct Management to take, or to cease from taking, any action that would constitute a breach of any Partnership Agreement. The General Partner shall have access to the books, records and documents of the Partnerships and Management and to their officers, directors and employees to monitor Management's performance under this Agreement.

                  1.3. Acceptance of Delegation by Management. Management hereby accepts the Maximum Permitted Delegation and agrees to perform the Maximum Permitted Delegation according to the standards specified in
         Section 2 hereto.

                  1.4. Approval by General Partner. Without expanding or limiting the definition of Maximum Permitted Delegation, the taking by Management of the actions specified in Schedule 1.4 hereto shall be subject to the approval of the General Partner.

                  1.5. Use of Affiliates by Management. The Partnerships and the General Partner agree that Management may perform the Maximum Permitted Delegation either directly or through one or more Affiliates. If Management performs through any Affiliate, (i) Management shall remain fully responsible for actions taken or omitted by the Affiliate and
         (ii) for purposes of Sections 1, 2, 3, 4, 5, 6, 7 and 8 hereof, Management and all such Affiliates shall be taken together and treated as Management.

         2. Standards of Performance. In performing the Maximum Permitted Delegation, Management shall be responsible to the Partnerships and the General Partner to the same extent and according to the same standards as would have been applicable to the General Partner in favor of the Partnerships had the General Partner continued to exercise the delegated power and authority directly. Among other provisions of the Partnership Agreements that are applicable to the duties and standards of performance assumed by Management, but without limiting the generality of other provisions in this Agreement, the following Sections of each of the Partnership Agreements, in each case as amended, shall be applicable to Management's performance of the Maximum Permitted Delegation: Sections 6.8, 6.9 and 6.10.

         3. Conflicts of Interest. All potential and actual conflicts of interest that exist or arise between the General Partner, Management and each of their Affiliates, on the one hand, and the Partnerships, any subsidiary of the Partnerships, any Partner or any Assignee, on the other hand, shall be subject to Section 6.9 of each of the Partnership Agreements, in each case as amended as of the Effective Date. Among other possible courses of action under these Sections that are available to resolve conflicts of interest, the General Partner and Management have


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reserved the right granted under these Sections to seek Special Approval of the
General Partner's Conflicts and Audit Committee with respect to any such conflict.

         4. Reliance on Counsel, etc. Pursuant to Section 6.10 of each of the Partnership Agreements, in each case as amended, Management shall have the benefit of all of the provisions of these Sections to the same extent as the General Partner.

         5. Reliance by Third Parties. Pursuant to Section 6.14 of the Master Partnership Agreement and Section 6.12 of each of the Operating Partnership Agreements, in each case as amended, third parties dealing with the Partnerships shall be entitled to assume that Management has the full power and authority of the General Partner in acting for the Partnerships.

         6. Indemnity. Management and its officers and directors and all other persons covered within the definition of Indemnitee shall be entitled to mandatory indemnity and shall be entitled to be held harmless by the Partnerships to the extent and subject to the conditions provided in Section 6.7 of each of the Partnership Agreements, in each case as amended, with the General Partner hereby deeming it advisable that such indemnification and holding harmless shall (rather than may) be done and provided by the Partnerships to the fullest extent and subject to the conditions provided therein.

         The General Partner and the other parties specified in Section 6.7 of each of the Partnership Agreements, in each case as amended, shall continue to be entitled to the benefits of said Sections.

         7. Damage Limitations. Since each of Management and certain other parties specified in the Partnership Agreements who are associated with Management are Indemnitees, the provisions of Section 6.8 in the Master Partnership Agreement and Section 6.4(b) of each of the Operating Partnership Agreements, in each case as amended, regarding the limitation on an Indemnitee's liability for monetary damages shall be applicable to all such Indemnitees.

         The General Partner and other Indemnitees shall continue to be entitled to the limitation on liability for monetary damages set forth in Section 6.8 of each of the Partnership Agreements, in each case as amended as of the Effective Date.

         8. Reimbursement. Management shall be entitled to be reimbursed by the Partnerships for direct, indirect, necessary or appropriate expenses it incurs or payments it makes on behalf of the Partnerships, or which are allocable to or otherwise reasonably incurred by the General Partner or Management, to the fullest extent contemplated in both Section 6.4(b) and Section 6.6(c) of the Master Partnership Agreement and in both Section 6.4(b) and Section 6.6(b) of each of the Operating Partnership Agreements, in each case as amended. It is understood and agreed that Management shall be entitled to reimbursement under such Sections for all fees and expenses incurred in connection with the performance of its obligations under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and any other federal and state laws applicable to Management, including, without limitation, fees and expenses of legal counsel, accountants and financial advisors.


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         The General Partner shall continue to be entitled to be reimbursed as provided in these Sections of the Partnership Agreements.

         9. Termination of Delegation. The Maximum Permitted Delegation under this Agreement commences on the Effective Date and shall continue in effect until the occurrence of the earliest of any of the following, at which time the delegation of power and authority by the General Partner to Management shall cease and terminate as provided below:

                  9.1. All outstanding Listed Shares shall become owned by the General Partner or its Affiliates (including, without limitation, Kinder Morgan, Inc. ("KMI") or its Affiliates) and such termination of delegated power and authority shall have been approved by the General Partner and Management at which time the delegation shall cease as to all Partnerships; or

                  9.2. The General Partner shall withdraw or shall be removed as general partner of any of the Partnerships, at which time the delegation shall cease as to those Partnerships from which the General Partner shall have withdrawn or shall have been removed; or

                  9.3. Such termination of delegated power and authority shall have been approved by (i) the General Partner, (ii) Management and
         (iii) holders (other than the General Partner and its Affiliates, including KMI and its Affiliates) of a majority of the outstanding Listed Shares (excluding any Listed Shares owned by the General Partner and its Affiliates, including KMI).

         The General Partner hereby covenants and agrees that it shall not withdraw as general partner of any of the Partnerships so long as any of the Listed Shares are owned by any persons other than KMI or its Affiliates.

         10. Miscellaneous.

                  10.1. References. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

                  10.2. Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                  10.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking actions as may be necessary or appropriate to achieve the purposes of this Agreement.

                  10.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. This Agreement may not be assigned, in whole or in part, by any party to this Agreement without the written consent of the other parties to this Agreement.


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                  10.5. Integration. This Agreement and the other instruments and agreements specifically referenced herein constitute the entire agreement among parties hereto.

                  10.6. Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnerships, the General Partner or Management.

                  10.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  10.8. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

                  10.9. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

                  10.10. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  10.11. Amendments. This Agreement may be amended by an agreement in writing signed by Management, the General Partner and the Partnerships without the vote, approval or consent of the holders of Listed Shares (as such term is defined in the Amended and Restated Limited Liability Company Agreement of Management, as amended, restated or supplemented (the "LLC AGREEMENT")), unless such amendment would, as determined in the sole discretion of the board of directors of Management, materially adversely affect the rights or preferences of such holders of Listed Shares or would reduce the time for any notice to which such holders of Listed Shares may be entitled, in which case such amendment shall require the affirmative vote or consent of the holders of at least a majority of the Listed Shares then Outstanding (as that term is defined under the LLC Agreement).

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

                                          "General Partner"
                                          KINDER MORGAN G.P., INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          "Management"
                                          KINDER MORGAN MANAGEMENT, LLC


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          "Master Partnership"
                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          OLP "A"

                                          KINDER MORGAN OPERATING L.P.  "A"
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




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                                          OLP "B"

                                          KINDER MORGAN OPERATING L.P. "B"
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          OLP "C"

                                          KINDER MORGAN OPERATING L.P. "C"
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          OLP "D"

                                          KINDER MORGAN OPERATING L.P. "D"
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          CO2

                                          KINDER MORGAN CO2 COMPANY, L.P.
                                          By:  Kinder Morgan G.P., Inc.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                                  SCHEDULE 1.4
                 Actions Subject to Approval by General Partner


     -    amend or propose an amendment to the Master Partnership Agreement, or

     - change the amount of the distribution made on the Master Partnership common units, or

     -    allow a merger or consolidation involving the Master Partnership, or

     - allow a sale or exchange of all or substantially all of the assets of the Master Partnership, or

     -    dissolve or liquidate the Master Partnership, or

     - take any action requiring approval of any class of units of the Master Partnership, or

     - call any meetings of the common unitholders of the Master Partnership, or

     - take any action that, under the terms of the Master Partnership Agreement, must or should receive a special approval of the Conflicts and Audit Committee of the General Partner, or

     - take any action that, under the terms of the Master Partnership Agreement, cannot be taken by the General Partner without the approval of all outstanding units of the Master Partnership, or

     - settle or compromise any claim, dispute or litigation directly against or otherwise relating to indemnification of Management, the General Partner, Affiliates of the General Partner or Management, or any of their officers, directors, managers or members, or

     - settle or compromise any claim, dispute or litigation relating to the i-units, the Listed Shares or the Offering, or

     - settle or compromise any claim, dispute or litigation involving tax matters, or


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     -    allow the Master Partnership to incur indebtedness exceeding 50% of the market value of all of the then outstanding units of the Master Partnership, or

     - allow the Master Partnership to issue units in one transaction, or in a series of related transactions, having a market value in excess of 20% of the market value of then outstanding units of the Master Partnership, or


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